                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 1997
                                                        ------------------

                             APPLIED MATERIALS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                         0-6920                94-1655526
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(State or other jurisdiction      (Commission File Number)      (IRS employer
of Incorporation)                                               identification
                                                                number)

3050 Bowers Avenue, Santa Clara, California                     95054-3299
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code              (408) 727-5555
                                                                ---------------

                                  Inapplicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On August 12, 1997, the Company issued a press release announcing its results of operations for the three and nine months ended July 27, 1997. A copy of the financial statements attached to the press release is filed as Exhibit
99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits


             Exhibit Number       Exhibit
             --------------       -------
                  27              Financial Data Schedule (filed electronically)

                  99.1            Financial Statements attached to Press
                                  Release, dated August 12, 1997, of Applied
                                  Materials, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 12, 1997



                                               APPLIED MATERIALS, INC.
                                                        (Registrant)



                                               By: /s/Gerald F. Taylor
                                                   -------------------------
                                                   Gerald F. Taylor
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

             Exhibit Number       Exhibit
             --------------       -------
                  27              Financial Data Schedule: filed electronically

                  99.1            Financial Statements attached to Press
                                  Release, dated August 12, 1997, of Applied
                                  Materials, Inc.